UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2026

BOWEN ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41741	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BOWNU	None

Ordinary Shares, par value $0.0001 per share	BOWN	None

Rights, each entitling the holder to one-tenth of one ordinary share upon the completion of the Company’s initial business combination	BOWNR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K of Bowen Acquisition Corp (the “Company”) amends Item 4.01 of the Current Report on Form 8-K filed on September 22, 2026 (the “Original Form 8-K”). The Original Form 8-K was filed before the Company obtained the letter from UHY LLP (“UHY”) addressed to the Securities and Exchange Commission stating whether or not UHY agrees with the statements made in the Original Form 8-K and, if not, stating the respects in which it does not agree. The Company subsequently obtained UHY’s letter. Accordingly, this Amendment No. 1 is being filed to update the disclosure to reference such letter and to file it as an exhibit with the Current Report on Form 8-K. No other changes have been made to the Original Form 8-K.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 9, 2026, Bowen Acquisition Corp (the “Company”) notified UHY LLP (“UHY”) that the Board of Directors of the Company (the “Board”) had determined to dismiss UHY as the Company’s independent registered public accounting firm. On August 31, 2026, the Audit Committee of the Board (the “Audit Committee”) had previously approved the engagement of INBERGO CPA LLP (“INBERGO”) as the Company’s new independent registered public accounting firm.

UHY has not issued an audit report on the Company’s financial statements for the fiscal year ended December 31, 2025. UHY’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. UHY’s reports included explanatory paragraphs regarding substantial doubt about the Company’s ability to continue as a going concern; UHY’s opinions were not modified with respect to that matter.

During the fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through September 9, 2026, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements. During the same period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in the Company’s internal control over financial reporting related to the Company’s lack of a qualified SEC reporting professional that was previously disclosed in the Company’s filings with the Securities and Exchange Commission.

During the fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through August 31, 2026, neither the Company nor anyone acting on its behalf consulted INBERGO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that INBERGO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided UHY with a copy of the disclosures in this Item 4.01 and has requested that UHY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not UHY agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of UHY’s letter, dated September 30, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
16.1	Letter from UHY LLP to the Securities and Exchange Commission, dated September 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2026	BOWEN ACQUISITION CORP

	By:	/s/ Jiangang Luo
	Name:	Jiangang Luo
	Title:	Chief Executive Officer